Tri-County Financial Corporation

June 2010

Ticker: TCFC

Tri-County Financial Corporation

Those who use the recession to

enhance their competitive position,

rather than retrench to survive,

typically outperform their peers over
the recovery …

Bain & Co Survey

The oldest financial institution headquartered in Southern Maryland (est. 1950)

Converted from a mutual thrift to a stock form thrift in 1986 with a capital raise of
$2.8mm

Formed a Thrift Holding Company in 1989

Formed a Federal Reserve Member Bank Holding Company in 1997

Operate ten branches in the Southern Maryland counties of Charles, Calvert and St.
Mary’s

The largest bank headquartered in Southern Maryland; # 1 market share in Charles
County and #3 overall in its markets

Experienced senior management team with an average of 23 years in banking and
14 years with the Company

Issued $16.3mm of preferred stock in 2008 with participation in U.S. Treasury
Capital Purchase Program (“CPP”)

Company History

Company Overview

Tri–County Financial Corporation (TCFC) is a commercial bank Holding Company headquartered in Waldorf, Maryland

$819 million in assets, focused on Southern Maryland with ten branches

Commercially oriented business model with community focus and long-term customer relationships

6th largest Maryland bank holding company headquartered and operating in
Maryland

Double digit asset growth due to successful customer acquisition and retention strategies

Niche positioning, offering the size and scale of products of regional / money center banks while maintaining a community bank feel

Sales and service focus has resulted in consistent organic growth

Relationship banking with customer access to decision-makers with local market knowledge

Largest deposit market share in Southern Maryland of any locally-based bank and
3rd largest deposit share of all banks

Note: Financial data at June 30, 2009; deposit market share data as of June 30, 2009, adjusted for all M&A activity through August 26, 2009

Summary Statistics – March 31, 2010

Assets                                                                                                                               $819mm

Loans                                                                                                                                 $608mm

Deposits                                                                                                                         $662mm

Headquarters                                                      Waldorf, MD

Branches                                                                                                                     10

Shares Outstanding                                                                                   2,990,520

CPP TARP                                                                                                                $16.3mm

Tangible Common Equity                                                                  $53.1mm

Tangible Common Book Value per Share            $17.8

Market Capitalization                                                                               35.9mm

Price/Tangible Book                                        67.6%

Insider Ownership %                                                                                   26.0%

Market data as of May 7, 2010; Financial data as of March 31, 2010; Insider ownership per Annual Proxy Statement as of May 12, 2010,  excluding 244,041 available options

Branch Locations

Naval Air Station Patuxent River, St. Mary’s County

22,000 jobs; annual county economic impact $2.3 billion

Indian Head Naval Service Warfare Center, Charles County

20 miles south of DC; National Energetics Center for U.S Military

Calvert Cliff Nuclear Power Plant, Calvert County

Third Nuclear plant approved- 4,000 construction jobs, 500

permanent jobs expected

Cove Point Terminal- Dominion Resources, Calvert County

One of the nation’s largest liquefied natural gas (LNG) import and transportation facilities

Andrews Air Force Base, Prince George’s County

Fourteen miles from Waldorf, Maryland; Home of Air Force One

Economic Drivers

Economic Drivers

Source: Maryland Department of Labor, Licensing and Regulation, Division of Workforce Development and Adult

Learning and Bureau of Labor Statistics

Economic Drivers

Source: US Census Bureau and the Maryland Department of Planning, Planning Data Services

Maryland Regional Labor Force Growth 1990-2030

Source: Maryland Department of Planning, February 2009

0.0%

10.0%

20.0%

30.0%

40.0%

50.0%

60.0%

70.0%

80.0%

90.0%

Experienced Senior Management Team

Note: Position titles listed are for Community Bank of Tri-County

Key Financial Statistics

(1)

Peers include publicly traded banks in Maryland with assets between $420 million and $2.0 billion. Median values and percentages of peer group utilized.

(2)

Excludes restructured loans

(3)

Restructured Loans/Assets average was 1.6% for peer group

Note: Dollars in thousands

Source: SNL Financial

Capital Ratios

Source: Company Documents

(to avg. assets)

(to risk-weighted assets)

(tier 1 & tier 2 to risk-weighted assets)

Consistent Balance Sheet Growth

(1)

Peers include publicly traded banks in Maryland with assets between $420 million and $2.0 billion. Median values and percentages of peer group utilized.

Note: Dollars in thousands

Source: SNL Financial

Net Income

$1,364

(1)

Peers include publicly traded banks in Maryland with assets between $420 million and $2.0 billion. Median values and percentages of peer group utilized.

Note: Dollars in thousands

Source: SNL Financial

Pre-Tax, Pre-Provision Income

(1)

Peers include publicly traded banks in Maryland with assets between $420 million and $2.0 billion. Median values and percentages of peer group utilized.

Note: Dollars in thousands

Source: SNL Financial

Loan Portfolio Composition

Dollars in thousands

Note: At March 31, 2010

Loan Portfolio by Type

Total Gross Loans: $616.2 million

Over 83% of loans are in three counties of Calvert, Charles and St. Mary’s counties

Out of market loans are concentrated in DC Metro area. Loans outside of DC
Metro area are generally with existing in-market customers

A&D loans represent 5.5% of total loans

Loan Portfolio Geography

Geographic Detail of Loan Portfolio

100% of A&D and Builder lines are for projects in Maryland

Concentration in quality markets: Charles, St Mary’s, and Calvert counties

Low levels of exposure to markets hit hardest by real estate downturn

Dollars in thousands

Note: At March 31, 2010

Data as of March 31, 2010

Total: $274.3 million

Total: $29.1 million

Detail of CRE Loan Portfolio

Owner Occupied

and Income Producing

Commercial Construction

The commercial office or office condo category is 69% owner occupied

Credit Quality

Note: Dollars values in thousands

95% of TDRs of $12.4mm at March 31, 2010 were current

100% of non-current TDRs at March 31, 2010 were less than 90 days outstanding

The Tri-County Deposit Market Share

Continue to take market share from competitors

Deposit Geography

Note: Dollars in thousands

Commercial focus drives growth of noninterest bearing demand accounts

Favorable pricing while increasing market share from regional/super-regional banks

Deposit Composition

Note: Dollars in thousands

Why Invest in TCFC?

Note: Dollars in thousands

  Long-Term Value

Fastest growing franchise in our market

Fastest growing market in Maryland with many regional economic drivers

The preferred provider in the markets we serve

Consistently capture profitable market share from competitors

Focused on ROE and superior asset quality

Experienced and committed senior management team with an
average of 23 years in banking and 14 years with TCFC

Appendix

Top 10 Loan Relationships

Note: Dollars in Thousands

Top ten loan relationships represent 10.0% of outstanding loans of $616.2 million at March 31, 2010

Greater than 99% of outstanding loan balances for top ten loan relationships are in
Tri-County markets of Charles, Calvert and St. Mary’s counties

100% of top ten loan relationships are performing

Top 10 Non-Performing Loans

Top ten non-performing loans represent 87.9% of non-performing loans of $14.1 million at March 31, 2010

Top ten non-performing loans represent six customer relationships

Note: Dollars in Thousands.

Top 10 Classified Loans

Note: Dollars in Thousands.

Historical Financials – Balance Sheets

Note: Dollars in Thousands

Historical Financials – Income Statements

Note: Dollars in Thousands; FDIC insurance included in Other Expenses for 2006 and 2007

Michael L. Middleton - Chairman And Chief Executive Officer

Career Track: KPMG – Baltimore 1969 to 1973; Joined  Tri-County Savings and Loan in 1973; President and CEO in
1979; Conducted IPO in 1986, secondary offering 2007; Appointed Chairman of Board in 1986

Education: Bellarmine University, BA in Accounting; University of Maryland Robert Smith School, MBA, Finance
Concentration; Harvard School of Business Program on Negotiation

Affiliations: Elected director FHLB Atlanta in 1996-2004 - Finance Chair, Board Chairman 2004; Appointed director
Council of FHLBanks 1998-2004; Appointed director Federal Reserve Bank of Richmond’s Baltimore Board 2004-
2009; Appointed director of Advisory Board to Smith School’s Center for Financial Policy 2009; Member of the
American Institute of Certified Public Accountants ; Director of Maryland Bankers Association Board

Experienced Management Team

William J. Pasenelli - President And Chief Financial Officer

Career Track: Chief Financial Officer of Community Bank since 2000; 1987-2000 Chief Financial Officer of Acacia
Federal Savings Bank, Annandale, VA; 2010 President and CFO of Community Bank of Tri-County

Education: Graduated Magna Cum Laude from Duke University with a Bachelor of Arts degree in Management
Science; Graduate of the National School of Banking; Harvard School of Business Program on Negotiation

Affiliations: Member of the American Institute of Certified Public Accountants; Member of DC Institute of Certified
Public Accountants

Gregory C. Cockerham - Chief Lending Officer

Career Track: Executive Vice President and Chief Lending Officer for Community Bank of Tri-County; Joined
Community Bank in 1988; Retail Center and regional Lending officer, Maryland National Bank; Over 30 years of banking experience, concentration in commercial lending

Education: Associate of Arts from the College of Southern Maryland; Bachelor of Science degree in Business
Management from West Virginia University; Graduate of the Maryland Bankers School; Harvard School of Business
Program on Negotiation

Affiliations: Vice Chair of the Board of Directors for the College of Southern Maryland Foundation; President of the
Rotary Foundation Board; Member of the Maryland Chamber Board of Directors

Note: Position titles listed are for Community Bank of Tri-County

Experienced Management Team

James M. Burke - Chief Credit Officer

Career Track: Executive Vice President, Chief Credit Officer for Community Bank of Tri-County; Joined Community
Bank of Tri-County in December 2005;  Previously the Executive Vice President and Senior Loan Officer at
Mercantile- Southern Maryland Bank

Education: Bachelor of Arts in Political Science from High Point College; Graduate of the; Maryland Bankers School;
Graduate of the East Carolina Advanced School of Commercial Lending; Harvard School of Business Program on
Negotiation

Affiliations: Chairman of Civista Health, Inc.; President of Archbishop Neale School Board

James F. DiMisa - Chief Operating Officer

Career Track:  Executive Vice President, Chief Operating Officer of Community Bank ; Joined Community Bank in
2005; Previously, Mr. DiMisa served as Executive Vice President for; Mercantile-Southern Maryland Bank; Has over 25 years of banking experience

Education: Associate of Arts from the College of Southern Maryland; Bachelor of Science degree in Business
Management from George Mason University, Fairfax, VA; Master of Business Administration from Mount St. Mary’s
College; Graduate of the ABA Stonier Graduate School of Banking; Harvard School of Business Program on Negotiation

Affiliations: Chairman of the Board of Trustees for the Maryland Bankers School; Director and past President and
Founder of the La Plata Business Association; Charles County Rotary Club past president

David D. Vaira - Senior Vice President, Treasurer/Cashier

Career Track: Treasurer of Community Bank of Tri-County since 2006; Senior Vice President since 1996; Vice
President and Controller of Community Bank 1984 to 2005

Education: Bachelors of Science, University of Maryland

Affiliations: Vice President of the Catholic Business Association of Charles County

Note: Position titles listed are for Community Bank of Tri-County

Paige L. Watkins - Senior Vice President, Credit Administrator

Career Track:1990 to present lending administration, Community Bank of Tri-County; 1988-1990 Residential
Underwriter, New England Savings Bank

Education: Graduated from University of Maryland, University College with a Bachelor of Science in Business
Management; Harvard School of Business Program on Negotiation

Affiliations: Member of the Zonta Club of Charles County

Experienced Management Team

Todd L. Capitani - Vice President, Senior Financial Officer

Career Track: Vice President and Senior Financial Officer of Community Bank in 2009; 2005-2009 Controller/Senior
Finance Manager for Bearing Point Inc. & Deloitte Consulting; 2002-2004  Finance Consultant, Washington, DC
1998-2001 – Chief Financial Officer of Ruesch International, Inc, Washington, DC; 1989-1998 – External Auditor with
Bertorelli & Company and Ernst & Young, San Francisco, CA

Education: Bachelor of Arts in Business Economics, University of California

Affiliations: Certified Public Accountant, State of California; Treasurer St. Peter’s of Waldorf Home and School
Association

Daryl L. Motley -  Vice President, Controller

Career Track: Controller for Community Bank since 2006; Accounting Manager in 2005; Previously employed as
Assistant Controller/Controller for Mills Corporation 2003 to 2005

Education: Bachelor of Science in Accounting from Towson University; Attending Maryland Bankers School

Affiliations: Member of American Institute of Certified Public Accountants; Member of Maryland Association of
Certified Public Accountants

Note: Position titles listed are for Community Bank of Tri-County

Nancy C. Hayden - Vice President, Director of Operations

Career Track: Vice President and Director of Operations March 2010 to present; Since 1996, served in various roles with the Bank including Director of Information Technology, Branch Coordinator and Branch Manager; Vice President
and Branch Manager, Maryland National Bank/Nations Bank 1975 to 1996

Education: Graduated with Honors from Computer Learning Center; Graduate of Maryland Bankers School

Affiliations: Board of Director for Southern Maryland Chapter of the American Red Cross; Prior terms/memberships with St. Mary’s County Chamber of Commerce Board and the Mechanicsville Volunteer Rescue Squad and Fire
Department

Rebecca J. Henderson - Vice President, Director of Sales

Career Track: 2006 to present, Director of Sales and Vice President of Community Bank of Tri-County; 1983 – 2006
employed at Bank of Southern Maryland/Mercantile Southern Maryland Bank holding various positions in lending and sales

Education: Graduate of Maryland Bankers School; Completed Omega Consumer Lending Course; Completed RMA
Lending Academy Program

            Affiliations: Southern Maryland Association of Realtors Affiliate Committee Member

Experienced Management Team

John H. Buckmaster  - Vice President, Security Officer

Career Track: Served in various roles with Community Bank of Tri-County including security, lending and collections since 1993; Previously the Vice President, CRA Officer/Coordinator for 1st Virginia Bank in Maryland; forty years of banking experience focused in lending and collections

Education: Graduate of Maryland Bankers School; Certificate from the American Institute of Banking

Note: Position titles listed are for Community Bank of Tri-County

Christy M. Lombardi - Vice President, Director of Human Resources

Career Track: 2010 Director of Human Resources and Vice President, served as HR Manager since 2006; 1999 – 2005
Executive Assistant for Community Bank of Tri-County

Education: Maryland Bankers School, expected graduation 08/2010; Working towards a dual Masters in Business
Administration and Human Resources Management, University of Maryland University College; Harvard School of
Business Program on Negotiation for Senior Executives; B.A. in Human Resources Management & an Associates in
Management Development

Board of Directors

H. Beaman Smith

Lead Director of the Board of Directors. He is founder and President of Accoware, a computer software company established in 1986.  He served as Vice President of Fry Plumbing & Heating Company in Washington, D.C. from
1988 until his retirement in October 2008.  Mr. Smith holds a Masters Degree and BS from the University of
Maryland.  Mr. Smith serves on the boards of the Maryland 4-H Foundation and Charles County Habitat for
Humanity.  Age 64.  Director since 1986.

Herbert N. Redmond, Jr.

Chairperson of the Audit Committee. He is the President of D.H. Steffens Company.  Mr. Redmond has been associated with the company since 1959 and deals in all aspects of the surveying and land development process, including working with clients and approval agencies.  He is a licensed Maryland Professional Land Surveyor who has served as President of the Maryland Society of Surveyors as well as the Chairman of the Ethics Committee.  He was selected as Surveyor of the Year in 1992.  He is a member of the Maryland Society of Surveyors, the American
Congress on Surveying and Mapping, the American Planning Association and the Urban Land Institute.  He currently serves as a Director of the Maryland Society of Surveyors Education Trust.  Age 70.  Director since 1997.

Michael L. Middleton

Chairman, President and Chief Executive Officer of the Company.  He is Chairman and Chief Executive Officer of the
Bank.  Mr. Middleton joined the Bank in 1973 and served in various management positions until 1979 when he became President of the Bank until April 1, 2010.  Mr. Middleton is a Certified Public Accountant and holds an MBA.
From 1996 to 2004, Mr. Middleton served on the Board of Directors of the Federal Home Loan Bank of Atlanta,
serving as Chairman of the Board in 2004.  He also served as its Board Representative to the Council of Federal Home
Loan Banks.  Mr. Middleton has served on the Board of Directors of the Federal Reserve Bank, Baltimore Branch, since
2004.  He also serves on several philanthropic and civic boards.  He is a trustee for the College of Southern Maryland, serves on the Advisory Board of the Robert H. Smith School of Business Center for Financial Policy and is Chairman of
the Board of the Energetics Technology Corporation.  Age 62.  Director since 1979.

Louis P. Jenkins, Jr.

Chairperson of the Governance Committee. He is the principal of Jenkins Law Firm, LLC, located in LaPlata, Maryland.
Before entering private practice, Mr. Jenkins served as an Assistant State’s Attorney in Charles County, Maryland
from 1997 to 1999.  In addition to his private practice, Mr. Jenkins serves as Court Auditor for the Circuit Court for
Charles County, Maryland and attorney for the Charles County Board of Elections.  Mr. Jenkins currently serves on the Board of Directors of Civista Medical Center and has served as a board member of several other public service organizations including the Southern Maryland Chapter of the American Red Cross, Charles County Chamber of
Commerce and the Charles County Bar Association.  Age 38.  Director since 2000.

Board of Directors

Philip T. Goldstein

Governance Committee member. He has owned and operated Philip T. Goldstein Real Estate Appraisals, a full-
service real estate appraisal and consulting firm, located in Prince Frederick, Maryland, since 1975.  He currently serves as a director of:  Asbury Communities, Inc., a non-profit continuing care retirement community headquartered in Gaithersburg, Maryland; Calvert County Nursing Center, Prince Frederick, Maryland; and Calvert
Farmland Trust, Prince Frederick, Maryland.  Age 61.  Director since 2006.

Austin J. Slater, Jr.

Audit Committee member. He is the President and CEO of the Southern Maryland Electric Cooperative, which is one of the ten largest electrical distribution cooperatives in the country.  Mr. Slater also serves as Vice Chairman of the
Board of the Maryland Chamber of Commerce and numerous other civic organizations.  He also serves on the Board of Trustees for the College of Southern Maryland.  Mr. Slater holds an MBA in Finance from George Washington
University and a BS in Accounting from Shepherd University.  Age 56.  Director since 2003.

C. Marie Brown

Associated with the Bank for over 35 years and served as its Chief Operating Officer before her retirement in
February 2008.  Ms. Brown is an alumna of Charles County Community College with an Associates of Arts degree in
Management Development.  She is a supporter of the Handicapped and Retarded Citizens of Charles County, a
member of the Zonta Club of Charles County and serves on various administrative committees of the Hughesville
Baptist Church.  Age 67.  Director since 1991.

James R. Shepherd

Audit Committee member. He is the Senior Business Development Specialist for the Calvert County Department of
Economic Development.  Mr. Shepherd holds an MS degree in Management from the University of Maryland and a BA from Roanoke College.  Mr. Shepherd serves in numerous civic and charitable organizations.  Age 65.  Director since
2003.

Joseph V. Stone, Jr.

Audit Committee member. He has owned and operated Joe Stone Insurance Agency, which provides multi-line insurance services to clients in Maryland and Virginia since 1981.  He has served as a director for the Southern
Maryland Electric Cooperative since 1996 and currently serves as Chairman of the Board.  He has also served as a director for ACES Power Marketing since 2006.  Age 55.  Director since 2006.

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